Segment reporting (Tables)	9 Months Ended
Sep. 30, 2021
Segment reporting [Abstract]
Shipping Revenues
The below table details the Company’s shipping revenues:
$ in thousands	Q3 2021	Q3 2020	9M 2021	9M 2020
Time charter revenues*	28,576	51,835	119,420	126,168
Voyage charter revenues	30,519	90,362	92,598	473,878
Shipping revenues	59,095	142,196	212,018	600,046
*The portion of time charter revenue related to technical management services, equaling $8.8 million in the third quarter of 2021, $8.9 million in the third quarter of 2020, $30.8 million in the first three quarters of 2021 and  $19.2 million in the first three quarters of 2020 is recognized in accordance with IFRS 15 Revenue from Contracts with Customers. The remaining portion of time charter revenue is recognized in accordance with IFRS 16 Leases.